SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             BEECHPORT CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

                             BEECHPORT CAPITAL CORP.
                                132 S. 3RD AVENUE
                            OAKDALE, CALIFORNIA 95361
                                 (209) 848-3900


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 2002


To the Stockholders of Beechport Capital Corp.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Beechport Capital Corp. (the "Company") will be held on September 27, 2002, the Company's offices located at 132 S. 3rd Avenue, Oakdale, California at 11:00 a.m., pacific standard time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

     1. To change the domicile of the Company from Colorado to Delaware and to change the Company's name by merging the Company into its wholly-owned subsidiary, ITEC Environmental Group, Inc.; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

All stockholders are cordially invited to attend the Special Meeting. Only those stockholders of record at the close of business on September 3, 2002 are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available at the Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS



September 6, 2002                       /s/ GARY M. DE LAURENTIIS
                                        --------------------------------------
                                        President and Chief Executive Officer

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING
           PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT
          PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE


                             Beechport Capital Corp.
                                132 S. 3rd Avenue
                            Oakdale, California 95361

                                 PROXY STATEMENT

               THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                BEECHPORT CAPITAL CORP. FOR USE AT THE COMPANY'S
                         SPECIAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Beechport Capital Corp. (the "Company") for use at the special meeting of the stockholders to be held at the Company's offices located at 132 S. 3rd Avenue, Oakdale, California on September 27, 2002 at 11:00 a.m., Pacific Standard Time, and at any adjournments thereof (the "Special Meeting"). Stockholders of record as of September 3, 2002 (the "Record Date") are entitled to attend and vote at the Special Meeting.

         The Special Meeting has been called to consider and take action on (i) a proposal to change the domicile of the Company from Colorado to Delaware (the "Reincorporation" or the "Reincorporation Proposal"), and (ii) to transact such other business as may properly come before the Special Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting.

         If the Reincorporation Proposal is approved (a) the Company will merge into its wholly-owned subsidiary, ITEC Environmental Group, Inc. (whose name was recently changed from ITEC International Technologies, Inc.), a Delaware corporation, (b) the state of Incorporation of the Company will change from Colorado to Delaware and (c) the Company will be governed by the Delaware General Corporation Law and the Restated Certificate of Incorporation and Bylaws of the Company. See "Description of the Reincorporation Proposal".

         The Reincorporation has been approved by the Board of Directors of the Company which recommends a vote for the Reincorporation Proposal.

         Unless the context indicates otherwise references in this Proxy Statement to the Company shall include Beechport Capital Corp. and its wholly-owned subsidiary ITEC Environmental Group, Inc. References to "ITEC" include the subsidiary both before and after its recent name change.

         The principal executive offices of the Company are located at 132 S. 3rd Avenue, Oakdale, California 95361 and its telephone number is (209) 848-3900. The approximate date on which this Proxy Statement, and other accompanying materials are first being sent or given to stockholders is September 6, 2002.

                          INFORMATION CONCERNING VOTING

     As of the Record Date, there were outstanding 24,181,100 shares of Common Stock held by approximately 800 holders of record and beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Special Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence, in person or by proxy, of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Special Meeting. If a quorum should not be present, the Special Meeting may be adjourned until a quorum is obtained. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the Reincorporation Proposal described below. Abstentions and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock) will be considered present for purposes of establishing a quorum but will not be counted as votes entitled to be cast and will have no affect on the result of the vote.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the company. Any such revocation must show the stockholder's name and be received prior to the commencement of the meeting in order to be effective. Additionally, any stockholder attending the meeting in person who wishes to do so, may vote by ballot at the meeting thereby canceling any proxy previously given.

     Where no instructions are indicated, proxies will be voted in "FOR" the Reincorporation Proposal to be considered at the Special Meeting or any adjournment thereof.

     Votes cast by proxy will be tabulated by an automated system administered by Corporate Stock Transfer, Inc., the transfer agent for the Company. Votes cast by proxy or in person at the Special Meeting will be counted by the inspector of elections for Special Meeting.

     The expense of preparing, printing and mailing the notice and this Proxy Statement will be borne by the Company. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward this notice and the Proxy Statement to the beneficial owners of shares of Common Stock held as of the record date and will provide reimbursement for the costs of forwarding the material in accordance with customary charges.

     Attached to and enclosed with this Proxy Statement are the following:

         Exhibit A - Proposed Agreement and Plan of Reincorporation and Merger Exhibit B - Restated Certificate of Incorporation of ITEC Exhibit C - Bylaws of ITEC Exhibit D - Articles 7-113-101 through 7-113-302 of the Colorado
                      Business Corporation Act

                               DISSENTER'S RIGHTS

     Beechport hereby offers its stockholders Dissenter's Rights as provided for in Article 7-113- 101 through 7-113-302 of the Colorado Business Corporation Act (the "CBCA"), as amended. If a Beechport stockholder elects to exercise the stockholder's Dissenter's Rights in accordance with Article 7-113-204 the stockholder will be paid the fair value of such stockholder's shares of common stock as determined by the Board of Directors.

     In the event a stockholder elects to exercise Dissenter's Rights the stockholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any common stock. In compliance with Sections 7-113- 201 of the CBCA, a copy of Article 113 of the CBCA is set forth as Exhibit D to this Proxy Statement.

     In order to obtain the fair value payment for Beechport shares, a stockholder must cause the Company to receive, before the vote on the Reincorporation Proposal, written notice of the stockholder's intention at the following address: The Board of Directors, Beechport Capital Corp., 132 S. 3rd Avenue, Oakdale, California 95361.


THIS DISCUSSION AND EXHIBIT D SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER OF COMMON STOCK WHO WISHES TO EXERCISE STATUTORY DISSENTERS' RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO BECAUSE FAILURE TO STRICTLY COMPLY WITH THE PROCEDURE DESCRIBED THEREIN WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.


                   DESCRIPTION OF THE REINCORPORATION PROPOSAL

     At the Effective Date of the Merger (as defined in the Agreement) between Beechport and ITEC the separate existence of Beechport will cease and ITEC as the surviving corporation will succeed to all business, properties, assets and liabilities of the Company. Each share of common stock of the Company issued and outstanding immediately prior to the Effective Date will by virtue of the Merger be converted into one share of common stock, par value $.01 per share of ITEC ("ITEC Delaware Common Stock"). As of the Record Date there were 24,181,100 shares of common stock issued and outstanding. At the Effective Date certificates which immediately prior to the Effective Date represented shares of common stock of the Company will be deemed for all purposes to represent the same number of shares of ITEC Delaware Common Stock. It will not be necessary for stockholders to exchange their existing certificates for stock certificates of ITEC. However, when outstanding certificates representing shares of common stock of the Company are presented for transfer after the Merger, new certificates representing shares of ITEC Delaware Common Stock will be issued. New certificates will also be issued upon the request of any stockholder, subject to proper endorsement, signature guarantee, if required, and payment of applicable taxes, if any. Shares of common stock of the Company will, when converted to ITEC Delaware Common Stock, retain their character as either "restricted" or "free-trading" shares.

     Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes of a legal nature as described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. The directors and officers of the Company prior to the Merger will continue to serve as the directors and officers of ITEC following the Merger.

     Upon approval of the Reincorporation Proposal by the Company's stockholders, the Proposed Reincorporation will be consummated at such time as the Boards of Directors of the Company and ITEC determine as advisable. The Agreement provides, however, that the Merger may be abandoned by the Board of Directors of either the Company or ITEC prior to the effective date either before or after stockholder approval. In addition, the Agreement may be amended prior to the effective date either before or after stockholder approval; provided, however, that the Agreement may not be amended after stockholder approval if such amendment would (i) alter or change the amount or kind of shares or other consideration to be received by stockholders in the Merger, or
(ii) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the holders of the outstanding common stock of Beechport.


                    PRINCIPAL REASONS FOR THE REINCORPORATION

     As the Company plans for the future management believes that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     The Reincorporation will also result in a change in the Company's name to ITEC Environmental Group, Inc. The Company's operations have previously been conducted primarily through its subsidiary, ITEC International Technologies, Inc., whose name was recently changed to ITEC Environmental Group, Inc. The name Beechport Capital does not reflect the business of the Company and is not known in the recycling industry. Management believes that the name ITEC Environmental Group reflects the business of the Company and will be identified by persons and entities in the recycling industry.

           PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW

     For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

           INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS

     Both Colorado and Delaware law permit a corporation to include a provision in its articles of incorporation or certificate of incorporation, as the case may be, which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation could be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than Colorado law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Colorado law.

                           ANTI-TAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise.

          THE REINCORPORATION IS NOT BEING PROPOSED IN ORDER TO PREVENT
           SUCH A CHANGE IN CONTROL AND THE BOARD OF DIRECTORS IS NOT
             AWARE OF ANY PRESENT ATTEMPT TO ACQUIRE CONTROL OF THE COMPANY OR
                TO OBTAIN REPRESENTATION ON THE BOARD.

     However, the Board believes that future unsolicited takeover attempts may be unfair or disadvantageous to the Company or its stockholders because, among other reasons:

     - a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

     - a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions, and

     - a non-negotiated bid may involve the acquisition of only a controlling interest in the common stock, without affording all stockholders the opportunity to receive the same economic benefits.

     By contrast, in a transaction in which a potential acquirer must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in the Company that are not yet reflected in the price of the common stock and equality of treatment of all stockholders.

     Certain effects of the Reincorporation may have the effect of deterring hostile takeover attempts. For example, Section 203 of the Delaware General Corporation Law (the "DGCL"), from which ITEC does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an "interested stockholder", unless ITEC's Board approves the business combination. For a detailed discussion of all of the changes which will be implemented as part of the Reincorporation, see "-- Significant Differences Between the Colorado Articles and the Colorado Bylaws and the Delaware Certificate and the Delaware Bylaws" and "-Significant Differences Between the CBCA and the DGCL" below.


          SIGNIFICANT DIFFERENCES BETWEEN THE COLORADO ARTICLES AND THE
              COLORADO BYLAWS AND THE DELAWARE CERTIFICATE AND THE
                                 DELAWARE BYLAWS

         The Company is governed by the Colorado Articles and the Colorado Bylaws, which have been adopted pursuant to the CBCA. ITEC is governed by the Delaware Certificate and the Delaware Bylaws, which have been adopted pursuant to the DGCL. The material difference between these is that the Delaware Bylaws permit the stockholders to act by less than unanimous written consent. The Colorado Bylaws, in accordance with the CBCA, allow stockholders to act by written consent in lieu of a stockholder meeting only if such consent is unanimous. In contrast, the Delaware Bylaws, in accordance with the DGCL, permit stockholders to take action by written consent in lieu of a meeting, so long as the consent is signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders.

     The Colorado Bylaws specify that there shall be no less than three nor more than seven directors as determined by the Board of Directors. The Delaware Bylaws provide that there shall be no less than three directors, the exact number to be determined by the Board.

     The Colorado Certificate authorizes the Company to issue 750,000,000 shares of no par value common stock and 10,000,000 shares of no par value preferred stock. The Delaware Certificate authorizes the issuance of the same number of shares of common and preferred stock, each having a par value of $.01 per share. Par value shares are subject to lower Delaware franchise taxes than no par value shares.


             POSSIBLE DISADVANTAGES OF THE REINCORPORATION PROPOSAL

     The Company currently pays a registration fee in Colorado of less than $100 per year. Delaware imposes significantly greater annual franchise taxes and other fees on corporations incorporated in Delaware. The annual franchise tax for a Delaware corporation is calculated either by the authorized number of shares or assumed capital methods with the lesser tax being payable. Based on the Company's outstanding shares and total assets at June 30, 2002 the franchise tax in Delaware would be approximately $40. However, if the Company's assets increase significantly the franchise tax will be substantially greater.

     While the Company has no present intention to do so, ITEC could in the future implement certain other changes by amendment of the Delaware Certificate or the Delaware Bylaws. For a discussion of such changes, see "Significant Differences Between the CBCA and the DGCL."


              SIGNIFICANT DIFFERENCES BETWEEN THE CBCA AND THE DGCL

     The Company is organized as a corporation under the laws of the State of Colorado and ITEC is organized as a corporation under the laws of the State of Delaware. As a Colorado corporation, the Company is subject to the CBCA, a general corporation statute dealing with a wide variety of matters, including election, tenure, duties and liabilities of directors and officers; dividends and other distributions; meetings of stockholders; and extraordinary actions, such as amendments to the articles of incorporation, mergers, sales of all or substantially all of the assets and dissolution. As a Delaware corporation, ITEC is governed by the DGCL, a general corporation statute covering generally the same matters as the CBCA. The CBCA and the DGCL differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which may materially affect the rights of the stockholders of the Company, are as follows:

CERTAIN BUSINESS COMBINATIONS

     Section 203 of the DGCL regulates corporate takeovers. Section 203 prevents certain Delaware corporations, including those whose securities are listed on The Nasdaq SmallCap Market, from engaging, under certain circumstances, in a "business combination" (which includes a merger or sale of more than 10% of the corporation's assets) with any "interested stockholder" (a stockholder who owns 15% or more of the corporation's outstanding voting stock, as well as affiliates and associates of any such persons) for three years following the date that such stockholder became an "interested stockholder" unless:

     - the transaction is approved by the board of directors prior to the date the "interested stockholder" attained such status;

     - upon consummation of the transaction that resulted in the stockholder becoming an "interested stockholder," the "interested stockholder" owned at least 85% of the voting stock of the corporation outstanding at the time the transactions commenced, excluding those shares owned by:

               -    persons who are directors and also officers and

               - employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

               - on or subsequent to such date the "business combination" is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the "interested stockholder."

     A Delaware corporation may "opt out" of Section 203 with a provision in its original certificate of incorporation expressly electing not to be governed by
Section 203. ITEC has not opted out of the provisions of Section 203. However, the provisions of Section 203 will not apply to ITEC when, and if, it has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an inter-dealer quotation system of a registered securities association, or (iii) held of record by more than 2,000 stockholders unless any of the foregoing has resulted from action taken directly or indirectly by an "interested stockholder" or from a transaction in which a person becomes an interested stockholder. The Company believes that Section 203 will encourage any potential acquirer to negotiate with ITEC's board of directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for ITEC in which all stockholders would not be treated equally. Stockholders should note, however, that the application of Section 203 to ITEC will give ITEC's board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for ITEC Common Stock over the then-current market price. Section 203 would also discourage certain potential acquirers who are unwilling to comply with its provisions. The CBCA does not have legislation comparable to Section 203 of the DGCL.

INDEMNIFICATION

     Both the CBCA and the DGCL have provisions respecting indemnification by a corporation of its officers, directors, employees and other agents. The CBCA permits indemnification of a person made party to a proceeding because the person is or was a director against liability incurred in the proceeding if (i) the person conducted himself or herself in good faith and (ii) the person reasonably believed, in the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests, and in all other cases, that his or her conduct was at least not opposed to the corporation's best interests. Additionally, in the case of any criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, under the CBCA, a corporation may not indemnify a director in connection with a derivative action in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging that the director derived an improper personal benefit, and in which proceeding the director was adjudged liable on the basis that he or she in fact derived such improper personal benefit. Also, in a derivative action, indemnification is expressly limited to the reasonable expenses incurred in connection with the proceeding.

     Under the DGCL, a corporation may indemnify a director against all liability (including expenses) in an action other than a derivative action if the director conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation (without a distinction made, as in the CBCA, for actions taken in "official capacity"), and with respect to criminal actions, if he or she had no reasonable cause to believe that his or her conduct was unlawful. In derivative actions, as under the CBCA, indemnification is limited to reasonable expenses actually incurred (and is subject to the same standard of conduct for non-derivative actions), with the additional restriction that if the director is adjudged liable to the corporation, the director is entitled to indemnification of expenses notwithstanding such adverse adjudication only if the court determines that such person is fairly and reasonably so entitled in view of all the circumstances. By comparison, under the CBCA, if a corporation elects not to indemnify a director against expenses incurred in connection with a derivative action because the director was found not to have acted within the requisite standard of conduct, a court may nevertheless award expenses if the court determines the director is fairly and reasonably entitled to indemnification in light of all of the circumstances. The Delaware Certificate provides that ITEC "shall" indemnify directors against all liability if the directors act in the manner explained above.

     Under both the CBCA and the DGCL, officers, employees and agents (as well as fiduciaries, under the CBCA) may be indemnified to the same extent as directors. In addition, under both the CBCA and the DGCL, a corporation must indemnify the person made party to a proceeding because such person was a director or officer of the corporation against expenses (including attorney's fees) where such person is successful on the merits or otherwise in defense of such proceeding. The Delaware Certificate provides that ITEC "shall" indemnify officers of ITEC against all liability if such person acts in the manner explained above. The Delaware Bylaws provide that ITEC "may" indemnify employees and agents of ITEC against all liability to the extent permitted by law. Although, under the CBCA, this mandatory indemnification may be limited by the articles of incorporation, the Colorado Articles contain no such limitation.

     Under the DGCL, the corporation may advance the expenses incurred by a director or officer of the corporation in connection with proceedings prior to a final adjudication if the director or officer executes an undertaking to repay such amounts in the event that if it is ultimately determined that the director or officer is not entitled to indemnification. The corporation may set other terms and conditions for the advance of expenses on behalf of employees and agents. The Delaware Bylaws provides that ITEC "may" advance the expenses of directors and officers who execute such an undertaking. Under the CBCA, in addition to the undertaking referred to above (which must be an unlimited general obligation of the director, but need not be secured), the director must furnish a written affirmation of the director's good faith belief that he or she has met the requisite standard of conduct, heretofore described.

     Under both the DGCL and the CBCA, a "determination" must be made, based on the facts then known to those making the determination, that indemnification would not be precluded under applicable law. The "determination" may be made by the affirmative vote of a majority of the board of directors not party to the subject proceeding, by independent legal counsel, or by the stockholders. The CBCA allows for a determination by a committee where no quorum of non-party directors can be reached. The DGCL does not require a quorum of non-party directors, although it does permit the appointment of a committee of non-party directors designated by the majority vote of such directors, although less than a quorum. Under the CBCA, the determination is made by stockholders only if the board directs, or cannot approve because of a lack of non-party directors; there is no such limitation on stockholder approval under the DGCL. The "determination" must be made in advance of indemnification and advancement of expenses under the CBCA; however, no prior determination is required for the advancement of expenses under the DGCL.

     The DGCL and CBCA both authorize a corporation's purchase of insurance on behalf of directors, officers, employees and agents, regardless of the corporation's statutory authority to indemnify such person directly. The CBCA specifically allows such insurance to be purchased from a company in which the corporation has equity or other interests.

     Under the DGCL, a corporation can indemnify officers, employees, fiduciaries and agents (but not directors) to a greater extent than provided in the CBCA, subject to public policy concerns, if such rights are set forth in the articles of incorporation, bylaws, or board of director or stockholder resolution, or by contract. The Company does not provide such greater indemnification. The CBCA does not provide for extended indemnification of directors. By comparison, under the DGCL, a director's rights to indemnification are not necessarily limited to those set forth in the DGCL, and may be expanded by bylaw, agreement, common law, or otherwise, though limitations could be imposed by a court on grounds of public policy.

REMOVAL OF DIRECTORS

     Under the CBCA, unless the articles of incorporation of a corporation provide otherwise, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. However, if cumulative voting is in effect, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting, and any director elected by a voting group can only be removed by that voting group. Cumulative voting is prohibited by the Colorado Articles. Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors, unless the corporation's certificate of incorporation requires a higher vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the corporation's certificate of incorporation otherwise provides. Neither Beechport nor ITEC presently has a classified board of directors.

LIMITATION OF LIABILITY

     Both the CBCA and the DGCL permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty.

     The Colorado Articles eliminate the liability of the Board to the fullest extent permissible under the CBCA. The CBCA does not permit the elimination of monetary liability for breach of fiduciary duty as a director where such liability is based on (i) breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) unlawful dividends or distributions, (iv) any transaction from which the director directly or indirectly derived an improper personal benefit, or (v) any act or omission occurring before the provision eliminating liability became effective.

     The Delaware Certificate eliminates the liability of ITEC's Board or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under the DGCL, as such law exists currently or as it may be amended in the future. These limitations are substantially similar to the limitations imposed by the CBCA.

     There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors or officers is a party, in which the rights of the Company or its stockholders would be affected, if the Company already were subject to the provisions of Delaware law rather than Colorado law.

REDUCTION OF CAPITAL

     The DGCL provides that a corporation, by resolution of its board of directors, may reduce its capital in a variety of specified methods, including:
(i) by reducing or eliminating the capital represented by shares of capital stock which have been retired; (ii) by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock, some or all of the capital represented by the shares being purchased or redeemed or any capital that has not been allocated to any particular class of its capital stock, (iii) by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock, some or all of the capital represented by the shares being converted or exchanged, or some or all of any that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange; or (iv) by transferring to surplus (a) some or all of the capital not represented by any particular class of its capital stock, (b) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares or
(c) some of the capital represented by the issued shares of its capital stock without par value. The reduction of capital may be conducted without the approval of the corporation's stockholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The CBCA contains no comparable provision.

DIVIDENDS AND REPURCHASE OF SHARES

     The CBCA provides for, but does not require, the designation of par value or no par value shares as it eliminated the statutory definitions of capital and surplus. The designations of par value or no par value, capital and surplus are retained under the DGCL.

     Under the CBCA, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential liquidation rights of stockholders not receiving the distribution.

     The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation, following the declaration and payment of the dividend, is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

INSPECTION OF STOCKHOLDER LIST

     The CBCA allows a stockholder who has been a stockholder of the corporation for at least three months, or who owns at least five percent of all of the outstanding shares of any class of shares, to inspect and copy stockholder lists upon no less than five days prior written demand to the corporation, provided that the purpose of the inspection is reasonably related to the inspecting stockholder's interest as a stockholder. The CBCA also entitles stockholders (regardless of duration of stockholder status or ownership percentage) to inspect lists of stockholders entitled to vote at a stockholders' meeting, beginning from the earlier of ten days prior to the meeting for which the list was prepared or two business days after notice of the meeting is given by the corporation.

     The DGCL allows any stockholder to inspect the stockholder list for a purpose reasonably related to such person's interest as a stockholder. Delaware law also provides inspection rights as to a list of stockholders entitled to vote at a meeting within a ten-day period preceding a stockholders' meeting for any purpose germane to the meeting.

STOCKHOLDER VOTING

     In general, under the CBCA and the DGCL a majority of the outstanding voting shares of both acquiring and target corporations must approve any statutory merger, except in certain circumstances substantially similar under both the CBCA and the DGCL.

     Also, under the CBCA and the DGCL a sale of all or substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

     With certain exceptions, the CBCA also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, the DGCL generally does not require separate class voting, except in certain transactions involving an amendment to a corporation's certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under the DGCL for companies which have more than one class of shares outstanding. Neither Beechport nor ITEC has more than one class of outstanding shares.

INTERESTED DIRECTOR TRANSACTIONS

     Under both the CBCA and the DGCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the CBCA and the DGCL. The most significant difference between the DGCL and the CBCA is that under the CBCA, a corporation cannot rely on ratification or authorization of a disinterested board of directors regarding a loan or guaranty benefitting a director unless the stockholders have been given at least ten days written notice. The Company is not aware of any plans of the Board to propose, authorize, or ratify any such transaction for which notice would be required under the CBCA, but not under the DGCL.

STOCKHOLDER DERIVATIVE SUITS

     The CBCA provides that the corporation or the defendant in a derivative suit may require the plaintiff stockholder to furnish a security bond if the stockholder holds less than 5% of the outstanding shares of any class and such shares have a market value of less than $25,000. The DGCL does not have a similar bonding requirement.

DISSENTERS' OR APPRAISAL RIGHTS

     Under both the CBCA and the DGCL, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissenters' rights (under the CBCA) or appraisal rights (under the DGCL) pursuant to which the stockholder may receive cash in the amount of the fair value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. These rights are available in response to similar transactions under both the CBCA and the DGCL, except that under the CBCA, dissenters' rights are also available to stockholders in the event of (i) a share exchange to which the corporation is a party as the corporation whose shares will be acquired (a transaction not specifically authorized by the DGCL), (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation or an entity which the corporation controls if a vote of the stockholders is otherwise required and
(iii) a reverse stock split if the split reduces the number of shares owned by the stockholder to a fraction of a share or to scrip and such fraction or scrip is to be acquired for cash or voided pursuant to the statutory procedure available under the CBCA.

     In addition, there are differences in the timing of payments made to dissenting stockholders, the ability of a court to award attorneys' fees, and the manner of determining "fair value" which may make the CBCA more favorable from a stockholder's point of view.

     Under both the CBCA and the DGCL, stockholders (i) receive prior notice of their rights to dissent, (ii) must deliver their notice of dissent prior to the corporate action given rise to dissenter's rights, and (iii) will receive notice from the corporation of the effectiveness of the corporate action within ten days. Other procedural differences between the CBCA and DGCL may be viewed as more or less favorable to a dissenting stockholder.

     Under the DGCL, within 120 days after the effective date of the transaction triggering appraisal rights, a dissenting stockholder, who has complied with the requirements necessary to dissent from a corporate action under the DGCL, may petition the Court of Chancery of the State of Delaware to determine the fair value of the shares of all dissenting stockholders, after which the corporation will be instructed to pay to the dissenting stockholder the fair value, as determined by such court. The court costs may be allocated among the corporation and dissenting stockholders, as the Court of Chancery deems equitable, and the legal fees for dissenting stockholders who prosecute their claims may be spread among the dissenting stockholders as a group. Finally, in determining "fair value" the Delaware Court of Chancery is required to consider all relevant factors, and to include interest, but is statutorily prohibited from including "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights.

     In contrast, under the CBCA, a dissenting stockholder must give notice to the corporation of his or her dissent prior to the vote on the transaction triggering the dissent, not vote in favor of such transactions and make a demand no later than 30 days following the notice from the corporation of the maturity of his or her appraisal rights. Upon receipt of such demand (or the effective date of the transaction, whichever is later), the corporation must pay each dissenter who has properly followed the procedure set forth in the CBCA an amount which the corporation estimates to be the fair value of the dissenter's shares, plus interest. In addition, the corporation must also deliver, among other things, financial statements, a statement of the estimate of fair value, and an explanation of how interest was calculated. If the dissenting stockholder is dissatisfied with this offer, such dissenting stockholder may then, within 30 days, keep the payment, but reject the corporation's calculation of fair value and present a counter-offer. If the corporation does not agree with the dissenting stockholder's counter-offer, the corporation is forced to commence an appraisal proceeding. A court will then determine the fair value of the dissenter's shares, taking into consideration all relevant factors. The court can also assess legal fees not only against the class of dissenters (as under the DGCL), but against the corporation, if it is determined that it is equitable to do so and that the corporation did not substantially comply with the procedures set forth in the CBCA. Legal fees and expenses may also be awarded to any party if the opposing party is found to have acted arbitrarily, vexatiously or not in good faith. Unlike the DGCL, the CBCA does not specifically prohibit the court from taking into effect any appreciation in the fair value of the shares attributable to the "accomplishment or expectation" of the transaction giving rise to dissenter's rights.

DISSOLUTION

     Under the CBCA, dissolution may be authorized by the adoption of a plan of dissolution by the board of directors, followed by the recommendation of the proposal to the stockholders (unless because of a conflict of interest or other circumstances the board determines it cannot make any recommendation), then followed by the approval of stockholders entitled to vote thereon. The CBCA provides for the approval by a majority of each voting group entitled to vote thereon. The CBCA also provides for judicial dissolution of a corporation in an action by a stockholder upon a showing that (i) the directors are deadlocked in management, the stockholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock, (ii) the directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive, or fraudulent, (iii) the stockholders have been deadlocked over two annual meetings in the election of directors or (iv) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state.

     Under the DGCL, unless a majority of the board of directors approves the proposal to dissolve, the dissolution must be approved by the written consent of all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a majority) voting requirement of the corporation's stockholders to approve a dissolution of the corporation. The Delaware Certificate contains no such supermajority voting requirement; however, a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of ITEC that had previously been approved by a majority of ITEC's Board. The DGCL provides for dissolution by the Court of Chancery of the State of Delaware for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

STANDARD OF CONDUCT FOR DIRECTORS

     Under Colorado law, the standards of conduct for the performance by directors of their duties are governed by statute. Section 7-108-401 of the CBCA requires that a director of a Colorado corporation perform his duties in "good faith," "with the care an ordinary prudent person in like position would exercise under similar circumstances" and "in a manner he or she reasonably believes to be in the best interests of the corporation."

     Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts in cases decided by them. Generally, directors of Delaware corporations are subject to a duty of loyalty, a duty of care and a duty to act in good faith. The duty of loyalty has been said to require directors to refrain from self-dealing. According to the Supreme Court of the State of Delaware, the duty of care requires "directors ... in managing the corporate affairs . . . to use that amount of care which ordinarily careful and prudent men would use in similar circumstances." Case law has established "gross negligence" as the standard for awarding money damages for violation of the duty of care in the process of decision-making by directors of Delaware corporations.

                         FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to be tax free under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized by the holders of Beechport common stock as a result of the Reorganization, and no gain or loss will be recognized by Beechport or ITEC.

Each former holder of Beechport common stock will have the same tax basis in ITEC Common Stock received by such holder pursuant to the Reorganization as such holder has in the Common Stock held by such holder at the effective time of the Merger. Each stockholder's holding period with respect to ITEC Common Stock will include the period during which the holder held the Beechport common stock, so long as the stock was held by the holder as a capital asset at the effective time of the Merger. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reorganization.

     The foregoing is only a summary of certain federal income tax consequences. Stockholders should consult their own tax advisers regarding the federal tax consequences of the Reorganization as well as any consequences under the laws of any other jurisdiction.

                       ACCOUNTING TREATMENT OF THE MERGER

     Upon consummation of the Merger, all assets and liabilities of Beechport will be transferred to ITEC at book value because the Reorganization will be accounted for as a pooling-of-interests.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth, as of August 26, 2002 the stock ownership of each person known by the Company to be the beneficial owner of 5% or more of the Company's common stock, each director individually and all directors and officers of the Company as a group based upon a total of 24,181,100 outstanding shares as of such date.

Name and Address                        Amount and Nature of       Percentage
of Beneficial Owner                       Beneficial Owner          of Class
-------------------                     --------------------       ----------
Gary M. De Laurentiis                       2,354,803 (1)              9.7%
14699 Holman Mountain Road
Jamestown, California  95327

Andrea G. Videtta                             592,027                  2.4%
Vico Lungo Trinita degli Spagnoli 18a
80134 Napoli, Italy

Lisa Ann Marie Fitzpatrick                    465,639 (1)              1.9%
12933 150th Court North
Jupiter, Florida  33478

All Directors and Officers                  3,412,469                 11.7%
as a Group (3 persons)

--------------
(1) Mr. De Laurentiis is the father of Ms. Fitzpatrick and disclaims beneficial ownership of all shares held by her.

                          AVAILABILITY OF ANNUAL REPORT

     Copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 will be furnished without charge to stockholders requesting the report from the Secretary of the Company at the Company's executive offices, 132 S. 3rd Avenue, Oakdale, California 95361.

                              STOCKHOLDER PROPOSALS

     In order to be included in the materials for the Company's Annual Meeting of Shareholders, which the Company anticipates holding in June 2003, stockholder proposals must be received by the Company on or before April 15, 2003.


                                   BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/ GARY M. DE LAURENTIIS
                                   --------------------------------------
                                   President and Chief Executive Officer

                                                                       Exhibit A

                AGREEMENT AND PLAN OF REINCORPORATION AND MERGER


         This Agreement and Plan of Reorganization and Merger ("Reincorporation Agreement") is made as of August 30, 2002, by and between Beechport Capital Corp., a Colorado corporation ("Beechport), and ITEC Environmental Group, Inc., a Delaware corporation ("ITEC"), (collectively, the "Constituent Corporations").

         The parties adopt the plan of merger encompassed by this Reincorporation Agreement and agree that Beechport shall merge into ITEC on the following terms and conditions:

         1.       REINCORPORATION; SURVIVING CORPORATION; AND EFFECTIVE TIME.

         1.1 REINCORPORATION. As soon as practicable following the fulfillment (or waiver, to the extent permitted) of conditions specified in this Reincorporation Agreement, Beechport shall be merged with and into ITEC (the "Reincorporation"), and ITEC shall survive the Reincorporation.

         1.2 EFFECTIVE TIME. The Reincorporation shall be effective as of the latest of the date and time when (i) Articles of Merger are duly filed with the Secretary of State of the State of Colorado as provided by the Colorado Business Corporation Act; (ii) Articles of Merger are duly filed with the Secretary of State of the State of Delaware as provided in the Delaware General Corporation Law; and (iii) September 30, 2002 (the "Effective Time").

         1.3 SURVIVING CORPORATION. At the Effective Time, ITEC as the surviving corporation ("Surviving Corporation"), shall continue its corporate existence under the laws of the State of Delaware in the manner and with the effect provided by the Delaware General Corporation Law, and the separate existence of Beechport shall be terminated and shall cease.

         2.       TREATMENT OF SECURITIES.

         2.1 COMMON STOCK OF BEECHPORT AND ITEC. At the Effective Time, by virtue of the Reincorporation and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of common stock of Beechport issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and nonassessable share of the common stock of ITEC; and (ii) each share of common stock of ITEC issued and outstanding immediately prior to the Effective Time shall be canceled.

         2.2 STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates that, prior to that time, represented shares of the common stock of Beechport shall be deemed for all purposes to evidence ownership of and to represent shares of the same class and series of common stock of ITEC and shall be so registered on the books and records of ITEC or its transfer agent. The registered owner of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to ITEC or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon, the shares of ITEC evidenced by such outstanding certificate as above provided. After the Effective Time, whenever certificates that formerly represented shares of Beechport are presented for exchange or registration of transfer, the Surviving Corporation will cause to be issued in respect thereof certificates representing the shares of ITEC into which the shares of Beechport were converted.

         3.       CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

         3.1 CERTIFICATE OF INCORPORATION. At the Effective Time, the Certificate of Incorporation of ITEC then in effect shall be the Certificate of Incorporation of the Surviving Corporation until further amended or repealed in the manner provided by law.

         3.2 BYLAWS. At the Effective Time, the Bylaws of the Surviving Corporation then in effect shall be the bylaws of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law.

         3.3 DIRECTORS. The directors of ITEC immediately preceding the Effective Time shall be the directors of the Surviving Corporation on and after the Effective Time and shall serve until the expiration of their terms and until their successors are elected and qualified.

         3.4 OFFICERS. The officers of ITEC immediately preceding the Effective Time shall be the officers of the Surviving Corporation on and after the Effective Time and shall serve at the pleasure of its Board of Directors.

         4.       MISCELLANEOUS.

         4.1 AMENDMENT. This Reincorporation Agreement may be amended by the Boards of Directors of the Constituent Corporations at any time prior to the filing of this Reincorporation Agreement with the Colorado Secretary of State or the Delaware Secretary of State, provided that an amendment made subsequent to the adoption of the Reincorporation Agreement by the shareholders of either Constituent Corporation, unless approved by such shareholders, shall not (i) alter or change the amount or kind of shares to be received upon conversion of the outstanding Common stock of Beechport, or (ii) alter or change any of the terms and conditions of the Reincorporation Agreement if such alteration or change would adversely affect the holders of the outstanding Common stock of Beechport.

         4.2 CONDITIONS TO REINCORPORATION. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived to the extent permitted by law in the sole discretion of the Boards of Directors of the Constituent Corporations): (i) the Reincorporation shall have been approved by the shareholders of Beechport in accordance with the Colorado Business Corporation Act; (ii) Beechport, as sole shareholder of ITEC, shall have approved the Reincorporation in accordance with the Delaware General Corporation Law; and (iii) the parties shall have made all filings and received all approvals of any governmental or regulatory agency of competent jurisdiction necessary in order to consummate the Reincorporation, and each of such approvals shall be in full force and effect.

         4.3 ABANDONMENT OR DEFERRAL. At any time before the Effective Time, this Reincorporation Agreement may be terminated and the Reincorporation may be abandoned by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Reincorporation Agreement by the shareholders of Beechport, or the consummation of the Reincorporation may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Constituent Corporations, such action would be in the best interests of such corporations. In the event of termination of this Reincorporation Agreement, this Reincorporation Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto.

         IN WITNESS WHEREOF, this Reincorporation Agreement, having first been fully approved by the Boards of Directors of Beechport and ITEC, is hereby executed on behalf of each Constituent Corporation.

                                 BEECHPORT CAPITAL CORP.,
                                 a Colorado corporation


                                 By: _______________________________________
                                        GARY M. DE LAURENTIIS, President


                                 By: _______________________________________
                                        LISA ANN MARIE FITZPATRICK, Secretary


                                 ITEC ENVIRONMENTAL GROUP, INC.,
                                 a Delaware corporation


                                 By: _______________________________________
                                        GARY M. DE LAURENTIIS, President


                                 By: _______________________________________
                                        LISA ANN MARIE FITZPATRICK, Secretary

                                                                       Exhibit B

                      RESTATED CERTIFICATE OF INCORPORATION

                                       of

                         ITEC Environmental Group, Inc.


         ITEC Environmental Group, Inc., a corporation whose original Certificate of Incorporation was filed with the Delaware Secretary of State on March 28, 2000 as "ITEC International Technologies, Inc." and which is duly organized and existing under the General Corporation Law of Delaware (the "Corporation"), does hereby certify as follows:

                                      * * *

                                    ARTICLE 1

         The name of this corporation (herein called the "Corporation") is as follows:

                         ITEC Environmental Group, Inc.

                                    ARTICLE 2

         The address of the registered office of the Corporation in the State of Delaware is 15 East North Street, Dover, Delaware 19901. The name of the Corporation's registered agent at that address is Paracorp Incorporated.

                                    ARTICLE 3

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                    ARTICLE 4

         Section 1. Authorized Shares. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is seven hundred and sixty million (760,000,000) shares which shall be divided into two classes as follows: seven hundred and fifty million (750,000,000) common shares, with a par value of $0.001 per share ("Common Stock"), and ten million (10,000,000) preferred shares, with a par value of $0.001 per share ("Preferred Stock").

         Section 2. Common Stock. The holders of shares of Common Stock issued and outstanding shall be entitled to one vote per share with respect to all matters brought before the stockholders of the Corporation and all matters on which they are entitled to vote pursuant to the General Corporation Law of the State of Delaware.

         Section 3. Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such shares. The Board of Directors is also authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series subsequent to the issue of shares of that series.

         Section 4. No Voting Rights by Implication. The Common Stock and any series of Preferred Stock with full voting rights, shall all vote together as one class, and none of the Common Stock or such series of Preferred Stock shall have any other or special voting rights except as otherwise required by the laws then applicable, the Corporation's Certificate of Incorporation, or any amendment, or any resolution or resolutions of the Board of Directors providing for the issue of stock of such series of Preferred Stock.

                                    ARTICLE 5

         Section 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors and elections of directors need not be by written ballot unless otherwise provided in the Bylaws. The number of directors of the Corporation shall be fixed from time to time by the Board of Directors either by a resolution or Bylaw adopted by the affirmative vote of a majority of the entire Board of Directors.

         Section 2. Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware Statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or by the Bylaws of the Corporation.

                                    ARTICLE 6

         A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law;
(iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. If from time to time hereafter any provision in the General Corporation Law of the State of Delaware is amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest additional extent permitted by such provision, as so amended; provided, however, no such amendment shall further eliminate or limit liability of a director for any act before such amendment becomes effective. Any repeal or modification of this Article 6 by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any elimination or limitation of the personal liability of a director of the Corporation for acts prior to the time of such repeal or modification.

                                    ARTICLE 7

         Each director, officer and employee of the Corporation shall be indemnified by the Corporation to the fullest extent permitted by the General Corporation Law of the State of Delaware.

                                    ARTICLE 8

         The Board of Directors of the Corporation shall have the power to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

                                      * * *

         IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed as of the 30th day of August, 2002 and the signatory to this instrument acknowledges or affirms under penalties of perjury that this instrument is the act and deed of the Corporation and that the matters set forth in this instrument are true of the signatory's own knowledge.


                                               ITEC Environmental Group, Inc.



                                               By: __________________________
                                                      GARY M. DE LAURENTIIS

                                                                       Exhibit C

                                     BYLAWS

                                       OF

                         ITEC Environmental Group, Inc.
                             a Delaware corporation

                           As adopted August 30, 2002

                                TABLE OF CONTENTS
                                                                            Page

ARTICLE I
Section 1.        Registered Office
Section 2.        Other Offices
Section 3.        Books

ARTICLE II
Section 1.        Place of Meetings
Section 2.        Annual Meetings
Section 3.        Special Meetings
Section 4.        Notification of Business to be Transacted at Meeting
Section 5.        Notice; Waiver of Notice
Section 6.        Quorum; Adjournment
Section 7.        Voting
Section 8.        Stockholder Action by Written Consent Without a Meeting
Section 9.        List of Stockholders Entitled to Vote
Section 10.       Stock Ledger
Section 11.       Inspectors of Election
Section 12.       Organization
Section 13.       Order of Business

ARTICLE III
Section 1.        Powers
Section 2.        Number and Election of Directors
Section 3.        Vacancies
Section 4.        Time and Place of Meetings
Section 5.        Annual Meeting
Section 6.        Regular Meetings
Section 7.        Special Meetings
Section 8.        Quorum; Vote Required for Action; Adjournment
Section 9.        Action by Written Consent
Section 10.       Telephone Meetings
Section 11.       Committees
Section 12.       Compensation
Section 13.       Interested Directors

ARTICLE IV
Section 1.        Officers
Section 2.        Appointment of Officers
Section 3.        Subordinate Officers
Section 4.        Removal and Resignation of Officers
Section 5.        Vacancies in Offices
Section 6.        Chairman of the Board
Section 7.        Vice Chairman of the Board
Section 8.        Chief Executive Officer
Section 9.        President
Section 10.       Vice President
Section 11.       Secretary
Section 12.       Chief Financial Officer

ARTICLE V
Section 1.        Form of Certificates
Section 2.        Signatures
Section 3.        Lost Certificates
Section 4.        Transfers
Section 5.        Record Holders

ARTICLE VI
Section 1.        Right to Indemnification
Section 2.        Right of Indemnitee to Bring Suit
Section 3.        Non-Exclusivity of Rights
Section 4.        Insurance
Section 5.        Indemnification of Employees or Agents of the Corporation
Section 6.        Indemnification Contracts
Section 7.        Effect of Amendment

ARTICLE VII
Section 1.        Dividends
Section 2.        Disbursements
Section 3.        Fiscal Year
Section 4.        Corporate Seal
Section 5.        Record Date
Section 6.        Voting of Stock Owned by the Corporation
Section 7.        Construction and Definitions
Section 8.        Amendments

                                     BYLAWS
                                       OF
                      ITEC Environmental Technologies, Inc.
                             a Delaware corporation


                                    ARTICLE I
                                     OFFICES

         Section 1. Registered Office. The registered office of the Corporation in the State of Delaware shall be in Wilmington, Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

         Section 3. Books. The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of stockholders for the election of directors shall be held at such place either within or without the State of Delaware as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. Annual meetings of stockholders shall be held at a time and date designated by the Board of Directors for the purpose of electing directors and transacting such other business as may properly be brought before the meeting.

         Section 3. Special Meetings. Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of a stockholder or stockholders owning stock of the Corporation possessing ten percent (10%) of the voting power possessed by all of the then outstanding capital stock of any class of the Corporation entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

         Section 4. Notification of Business to be Transacted at Meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder entitled to vote at the meeting.

         Section 5. Notice; Waiver of Notice. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         Section 6. Quorum; Adjournment. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of enough votes to leave less than a quorum, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         Section 7. Voting. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders at which a quorum is present, including the election of directors, shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy, but no proxy shall be voted on or after three (3) years from its date, unless such proxy provides for a longer period. Elections of directors need not be by ballot unless the Chairman of the meeting so directs or unless a stockholder demands election by ballot at the meeting and before the voting begins. Stockholders shall not be entitled to cumulative voting with respect to the election of directors.

         Section 8. Stockholder Action by Written Consent Without a Meeting. Except as otherwise provided in the Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         Section 9. List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

         Section 10. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 11. Inspectors of Election. In advance of any meeting of stockholders, the Board of Directors may appoint one or more persons (who shall not be candidates for office) as inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, or if an appointed inspector fails to appear or fails or refuses to act at a meeting, the Chairman of any meeting of stockholders may, and on the request of any stockholder or his proxy shall, appoint an inspector or inspectors of election at the meeting. The duties of such inspector(s) shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders. In the event of any dispute between or among the inspectors, the determination of the majority of the inspectors shall be binding.

         Section 12. Organization. At each meeting of stockholders the Chairman of the Board of Directors, if one shall have been elected, (or in his absence or if one shall not have been elected, the President) shall act as Chairman of the meeting. The Secretary (or in his absence or inability to act, the person whom the Chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

         Section 13. Order of Business. The order and manner of transacting business at all meetings of stockholders shall be determined by the Chairman of the meeting.

                                   ARTICLE III
                                    DIRECTORS

         Section 1. Powers. Except as otherwise required by law or provided by the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

         Section 2. Number and Election of Directors. Subject to any limitations in the Certificate of Incorporation, the authorized number of directors of the Corporation shall be not less than three (3) directors as determined from time to time by the Board of Directors by adopting a resolution to that effect. Each director elected shall hold office until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Any director may resign at any time effective upon giving written notice to the Board of Directors, unless the notice specifies a later time for such resignation to become effective. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor prior to such effective time to take office when such resignation becomes effective. Directors need not be stockholders.

         Section 3. Vacancies. Subject to the limitations in the Certificate of Incorporation, vacancies in the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so selected shall hold office for the remainder of the full term of office of the former director which such director replaces and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

         Section 4. Time and Place of Meetings. The Board of Directors shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors.

         Section 5. Annual Meeting. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place, either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in
Section 7 of this Article III or in a waiver of notice thereof.

         Section 6. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware at such date and time as the Board of Directors may from time to time determine and, if so determined by the Board of Directors, notices thereof need not be given.

         Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, the Secretary or by any director. Notice of the date, time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, facsimile transmission or e-mail, charges prepaid, addressed to each director at the director's address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone, telegram, facsimile transmission or e-mail, it shall be so delivered at least forty-eight
(48) hours before the time of the holding of the meeting. The notice need not specify the purpose of the meeting. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         Section 8. Quorum; Vote Required for Action; Adjournment. Except as otherwise required by law, or provided in the Certificate of Incorporation or these Bylaws, a majority of the directors shall constitute a quorum for the transaction of business at all meetings of the Board of Directors and the affirmative vote of not less than a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting.

         Section 9. Action by Written Consent. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 10. Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee, as the case may be, by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

         Section 11. Committees. The Board of Directors may, by resolution passed unanimously by the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. In the event of absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the committee member or members present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any committee, to the extent allowed by law and as provided in the resolution establishing such committee, shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep regular minutes of its meetings and report to the Board of Directors when required.

         Section 12 Compensation. The directors may be paid such compensation for their services as the Board of Directors shall from time to time determine.

         Section 13. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if: (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

         Section 1. Officers. The officers of the Corporation shall be a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Financial Officers and Treasurers, one or more Assistant Secretaries and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV.

         Section 2. Appointment of Officers. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of
Section 3 or Section 5 of this Article IV, shall be appointed by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

         Section 3. Subordinate Officers. The Board of Directors may appoint, and may empower the Chief Executive Officer or President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

         Section 4. Removal and Resignation of Officers. Subject to the rights of an officer under any contract, any officer may be removed at any time, with or without cause, by the Board of Directors or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

         Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights of the Corporation under any contract to which the officer is a party.

         Section 5. Vacancies in Offices. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

         Section 6. Chairman of the Board. The Chairman of the Board, if such an officer is elected, shall, if present, preside at meetings of the stockholders and of the Board of Directors. He shall, in addition, perform such other functions (if any) as may be prescribed by the Bylaws or the

Board of Directors.

         Section 7. Vice Chairman of the Board. The Vice Chairman of the Board, if such an officer is elected, shall, in the absence or disability of the Chairman of the Board, perform all duties of the Chairman of the Board and when so acting shall have all the powers of and be subject to all of the restrictions upon the Chairman of the Board. The Vice Chairman of the Board shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

         Section 8. Chief Executive Officer. The Chief Executive Officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He shall exercise the duties usually vested in the chief executive officer of a corporation and perform such other powers and duties as may be assigned to him from time to time by the Board of Directors or prescribed by the Bylaws. In the absence of the Chairman of the Board and any Vice Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors.

         Section 9. President. The President of the Corporation shall, subject to the control of the Board of Directors and the Chief Executive Officer of the Corporation, if there be such an officer, have general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws or the Chief Executive Officer of the Corporation. In the absence of the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer, the President shall preside at all meetings of the Board of Directors and stockholders.

         Section 10. Vice President. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws, and the President, or the Chairman of the Board.

         Section 11. Secretary. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors, and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at Directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and a summary of the proceedings.

         The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

         The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep or cause to be kept the seal of the Corporation if one be adopted, in safe custody, and shall have such powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

         Section 12. Chief Financial Officer. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation. The Chief Financial Officer shall also have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                    ARTICLE V
                                      STOCK

         Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation (i) by the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and (ii) by the Chief Financial Officer or the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.

         Section 2. Signatures. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The Corporation may issue a new certificate to be issued in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Corporation may, in the discretion of the Board of Directors and as a condition precedent to the issuance of such new certificate, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond (or other security) sufficient to indemnify it against any claim that may be made against the Corporation (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws or in any agreement with the stockholder making the transfer. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

         Section 5. Record Holders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the record holder of shares to receive dividends, and to vote as such record holder, and to hold liable for calls and assessments a person registered on its books as the record holder of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

                                   ARTICLE VI
                                 INDEMNIFICATION

         Section 1. Right to Indemnification. The Corporation shall indemnify each person who is or was a director, officer, employee or other agent of the Corporation, each person who is or was serving at the request of the Corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, and each person who is or was serving at the request of the Corporation in any capacity with respect to any employee benefit plan against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or having served in any capacity with respect to any employee benefit plan, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation or, to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. Expenses, including but not limited to counsel fees and disbursements, so incurred by any such person in defending any such action, suit or proceeding may be paid from time to time by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder, which undertaking may be accepted without reference to the financial ability of such person to make repayment.

         As to any matter disposed of by settlement by any such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the Corporation, after notice that it involves such indemnification, (a) by a vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested persons, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such officer, director, employee, agent or trustee or any such person serving in any capacity with respect to any employee benefit plan of any amounts paid to him or on his behalf as indemnification in accordance with the preceding sentence if such person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation or, to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

         The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent, or trustee or any such person serving in any capacity with respect to any employee benefit plan may be entitled or which may lawfully be granted to him. As used herein, the terms "director," "officer," "employee," "agent" and "trustee" include their respective executors, administrators and other legal representatives, and "interested" person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a "disinterested" person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.

         By action of the Board of Directors, notwithstanding any interest of the directors in such action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee or other agent of another organization or with respect to any employee benefit plan, in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.

         Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans

(hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this
Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise (hereinafter an "undertaking").

         Section 2. Right of Indemnitee to Bring Suit. If a claim under Section 1 of this Article VI is not paid in full by the Corporation within forty-five
(45) days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In
(i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article VI or otherwise shall be on the Corporation.

         Section 3. Non-Exclusivity of Rights. The rights of indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         Section 5. Indemnification of Employees or Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors or officers of the Corporation.

         Section 6. Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this
Article VI.

         Section 7. Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VI by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                   ARTICLE VII
                               GENERAL PROVISIONS

         Section 1. Dividends. Subject to limitations contained in the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, securities of the Corporation or other property.

         Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         Section 4. Corporate Seal. The Corporation shall have a corporate seal in such form as shall be prescribed by the Board of Directors.

         Section 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. Stockholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided by agreement or by applicable law.

         Section 6. Voting of Stock Owned by the Corporation. The Chairman of the Board, the Chief Executive Officer, the President and any other officer of the Corporation authorized by the Board of Directors shall have power, on behalf of the Corporation, to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.

         Section 7. Construction and Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these Bylaws.

         Section 8. Amendments. Subject to the General Corporation Law of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may by the affirmative vote of a majority of the entire Board of Directors amend or repeal these Bylaws, or adopt other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by a majority of the combined voting power of the then outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally in the election of directors, voting as a single class, provided that, in the notice of any such special meeting, notice of such purpose shall be given.

                                      * * *

The Company's Articles of Incorporation (the "Articles") and Bylaws (the "Present Bylaws") are available for inspection at the Company's principal executive office and will be provided to stockholders upon request.

                                                                       Exhibit D


                   ARTICLES 7-113-101 THROUGH 7-113-302 OF THE
                        COLORADO BUSINESS CORPORATION ACT


7-113-101 - DEFINITIONS.
-----------------------

For purposes of this article:

   (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

   (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

   (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

   (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

   (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section , C.R.S.

   (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

   (7) "Shareholder" means either a record shareholder or a beneficial shareholder.


7-113-102 - RIGHT TO DISSENT.
-----------------------------

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

   (a) Consummation of a plan of merger to which the corporation is a party if:

          (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

          (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

   (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

   (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

   (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

   (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

   (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

   (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

   (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

   (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

   (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

   (c) Cash in lieu of fractional shares; or

   (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, ss. 30, effective June 1, 1996.)

   (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


7-113-103 - DISSENT BY NOMINEES AND BENEFICIAL OWNERS.
------------------------------------------------------

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

   (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

   (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201 - NOTICE OF DISSENTERS' RIGHTS.
-----------------------------------------

1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).


7-113-202 - NOTICE OF INTENT TO DEMAND PAYMENT.
-----------------------------------------------

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

   (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

   (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


7-113-203 - DISSENTERS' NOTICE.
-------------------------------

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

   (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

   (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

   (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

   (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

   (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

   (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

   (g) Be accompanied by a copy of this article.


7-113-204 - PROCEDURE TO DEMAND PAYMENT.
----------------------------------------

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

   (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

   (b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.


7-113-205 - UNCERTIFICATED SHARES.
----------------------------------

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


7-113-206 - PAYMENT.
--------------------

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

   (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

   (b) A statement of the corporation's estimate of the fair value of the shares;

   (c) An explanation of how the interest was calculated;

   (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

   (e) A copy of this article.


7-113-207 - FAILURE TO TAKE ACTION.
-----------------------------------

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.


7-113-208 - SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF
            PROPOSED CORPORATE ACTION.
--------------------------------------------------------------------------------

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209 - PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.
-------------------------------------------------------------------------

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

   (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

   (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

   (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.


7-113-301 - COURT ACTION
------------------------

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.


7-113-302 - COURT COSTS AND COUNSEL FEES.
-----------------------------------------

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

   (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

   (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

   (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                 [FORM OF PROXY]

                             BEECHPORT CAPITAL CORP.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints Gary M. De Laurentiis and Michael Hofmann, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Beechport Capital Corp. held of record by the undersigned on September 3, 2002, at the Special Meeting of Stockholders to be held on September 27, 2002 or any adjournment thereof.

      1. PROPOSAL TO APPROVE A CHANGE IN THE DOMICILE OF THE COMPANY FROM COLORADO TO DELAWARE.

      [  ] FOR     [  ] AGAINST    [  ] ABSTAIN

      2. To transact such other business as may properly come before the Meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.




      The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement furnished herewith.

Dated: ______________ , 2002



                             ----------------------------------------------

                             ----------------------------------------------
                             Signature(s) of Stockholder(s)

                             Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.


      PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON THE ISSUE SET FORTH ABOVE.